SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                    the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 10, 2001


                                 SAFESCIENCE, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Nevada
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                (State or other jurisdiction of incorporation)


             0-26476                                     33-0231238
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    (Commission File Number)             (I.R.S. Employer Identification Number)


                                31 St, James Avenue
                                  Boston, MA 02116
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              (Address of principal executive office)  (Zip Code)


    Registrant's telephone number, including area code        617 422-0674
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Item 5.  Other Events
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     On July 10, 2001, SafeScience, Inc. ("SafeScience") announced that it closed a business venture with Elan Corporation, plc and Elan International Services, Ltd. The terms of the transactions and the underlying documents related to the transactions were filed by SafeScience in a current Report on Form 8-K dated June 29, 2001. SafeScience is filing, for informational purposes only, an unaudited pro forma balance sheet as of May 31, 2001 and unaudited pro forma statement of operations for the five months ended May 31, 2001 to reflect the transactions as if they had occurred on May 31, 2001.

     Any statements contained in this report that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties, including, but not limited to, risks of product development (such as failure to demonstrate efficacy or safety), risk related to FDA and other regulatory procedures, market acceptance risks, the impact of competitive products and pricing, the results of current and future licensing and other collaborative relationships, the results of financing efforts, developments regarding intellectual property rights and litigation, and other risks identified in SafeScience's Securities and Exchange Commission filings. Actual results, events or performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as the date hereof. SafeScience undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


Item 7.  Financial Statements and Exhibits
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Exhibit 99.1 Unaudited pro forma balance sheets as of May 31, 2001, unaudited pro forma statement of operations for the five months ended May 31, 2001 and Note thereto.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          SafeScience, INC.


Date:  July 12, 2001      By: /s/  Patrick J. Joyce
                             ---------------------------------------------------
                                   Patrick J. Joyce, Controller
                                   (Principal Accounting Officer)

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